                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Donald L. Boudreau
                                        -----------------------------------
                                        Name: Donald L. Boudreau

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Michael Barrett
                                        -----------------------------------
                                        Name: Michael Barrett

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Charles Walsh
                                        -----------------------------------
                                        Name: Charles Walsh

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Kenneth Biederman
                                        -----------------------------------
                                        Name: Kenneth Biederman

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Nathan Hayward, III
                                        -----------------------------------
                                        Name: Nathan Hayward, III

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES R. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK AND ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to such Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 24, 1996.

                                        /s/ Richard L. Craig
                                        -----------------------------------
                                        Name: Richard L. Craig